SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      February 20, 2003 (February 19, 2003)
                  --------------------------------------------
                     Date of Report (Date of earliest event
                                   reported):


                                 RCN Corporation
                  --------------------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                   0-22825                    22-3498533
--------------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)           (IRS Employer
                                                          Identification Number)

                               105 Carnegie Center
                            Princeton, NJ 08540-6215
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (609) 734-3700
            --------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable

          (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets

         On February 19, 2003, RCN Corporation consummated the previously announced sale of its Central New Jersey cable system to Patriot Media & Communications CNJ, LLC. The press release with respect thereto is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

a) Exhibits

         Exhibit 99.1      RCN Corporation Press Release, dated
                           February 19, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 20, 2003

                                            RCN CORPORATION

                                            By: /s/ W. Terrell Wingfield, Jr.
                                            ---------------------------------
                                            W. Terrell Wingfield, Jr.
                                            General Counsel and Corporate
                                            Secretary

EXHIBIT INDEX


Exhibit 99.1            RCN Corporation Press Release, dated February 19, 2003